                                                                   EXHIBIT 10.45

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                               SECURITY AGREEMENT
                                       BY
                         HERBALIFE INTERNATIONAL, INC.,

                       WH HOLDINGS (CAYMAN ISLANDS) LTD.,
                         WH INTERMEDIATE HOLDINGS LTD.,
                        WH LUXEMBOURG HOLDINGS S.A.R.L.,
                  WH LUXEMBOURG INTERMEDIATE HOLDINGS S.A.R.L.,
                         WH LUXEMBOURG CM S.A.R.L., and
                           THE SUBSIDIARY GUARANTORS,
                                   AS PLEDGORS

                                   IN FAVOR OF

                            UBS AG, STAMFORD BRANCH,
                               AS COLLATERAL AGENT

                            DATED AS OF JULY 31, 2002

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

                               TABLE OF CONTENTS

ARTICLE I Definitions and Interpretation; Perfection Certificate ...............................       2
  SECTION 1.01. Definitions ....................................................................       2
  SECTION 1.02. Interpretation .................................................................       7
  SECTION 1.03. Perfection Certificate .........................................................       7

ARTICLE II Grant of Security and Secured Obligations ...........................................       7
  SECTION 2.01. Pledge .........................................................................       7
  SECTION 2.02. Certain Limited Exclusions .....................................................       8
  SECTION 2.03. Secured Obligations; Continuing Liability ......................................       9

ARTICLE III Perfection; Supplements; Further Assurances; Use of Security Agreement Collateral ..       9
  SECTION 3.01. Delivery of Certificated Securities Collateral .................................       9
  SECTION 3.02. Perfection of Uncertificated Securities Collateral .............................      10
  SECTION 3.03. Financing Statements and Other Filings .........................................      10
  SECTION 3.04. Other Actions ..................................................................      10
  SECTION 3.05. Supplements; Further Assurances ................................................      13

ARTICLE IV Representations, Warranties and Covenants ...........................................      14
  SECTION 4.01. Title ..........................................................................      14
  SECTION 4.02. Organization; Authority; Enforceability ........................................      15
  SECTION 4.03. Authorizations and Approvals ...................................................      15
  SECTION 4.04. Perfected First-Priority Liens .................................................      15
  SECTION 4.05. Limitation on Liens ............................................................      15
  SECTION 4.06. Other Financing Statements .....................................................      15
  SECTION 4.07. Chief Executive Office; Change of Name; Jurisdiction of Organization ...........      16
  SECTION 4.08. Certain Provisions Concerning Securities Collateral ............................      16
  SECTION 4.09. Certain Provisions Concerning Intellectual Property ............................      18
  SECTION 4.10. Inspection and Verification ....................................................      20
  SECTION 4.11. Payment of Taxes; Contesting Liens; Claims .....................................      20
  SECTION 4.12. Transfers and Other Liens ......................................................      20
  SECTION 4.13. Insurance ......................................................................      20
  SECTION 4.14. Legend .........................................................................      21

ARTICLE V Remedies .............................................................................      21
  SECTION 5.01. Remedies .......................................................................      21
  SECTION 5.02. Notice of Sale .................................................................      23
  SECTION 5.03. Waiver of Notice and Claims ....................................................      23
  SECTION 5.04. Certain Sales of Security Agreement Collateral .................................      23
  SECTION 5.05. No Waiver; Cumulative Remedies .................................................      24

ARTICLE VI Obligations Absolute; Waivers .......................................................      24
  SECTION 6.01. Liability of the Pledgors Absolute .............................................      24
  SECTION 6.02. General Waivers ................................................................      25
  SECTION 6.03. California Waivers .............................................................      26

ARTICLE VII Miscellaneous ......................................................................      27
  SECTION 7.01. Concerning Collateral Agent ....................................................      27

  SECTION 7.02. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in Fact ......      28
  SECTION 7.03. Expenses .......................................................................      28
  SECTION 7.04. Indemnity ......................................................................      29
  SECTION 7.05. Continuing Security Interest; Assignment .......................................      29
  SECTION 7.06. Termination; Release ...........................................................      29
  SECTION 7.07. Modification in Writing ........................................................      30
  SECTION 7.08. Notices ........................................................................      30
  SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process .....................      30
  SECTION 7.10. WAIVER OF JURY TRIAL ...........................................................      31
  SECTION 7.11. Severability of Provisions .....................................................      31
  SECTION 7.12. Execution in Counterparts ......................................................      31
  SECTION 7.13. Business Days ..................................................................      31
  SECTION 7.14. No Credit for Payment of Taxes or Imposition ...................................      31
  SECTION 7.15. No Claims Against Collateral Agent .............................................      31
  SECTION 7.16. No Release Under Agreements; No Liability of Collateral Agent or Secured Parties      32
  SECTION 7.17. Obligations Absolute ...........................................................      32
  SECTION 7.18. Marshaling; Payments Set Aside .................................................      33
  SECTION 7.19. Release of Pledgors ............................................................      33

EXHIBITS
Exhibit A   Form of Issuer Acknowledgment

                               SECURITY AGREEMENT

                This SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of July 31, 2002, is made by HERBALIFE INTERNATIONAL, INC., a Nevada corporation ("BORROWER"); WH HOLDINGS (CAYMAN ISLANDS) LTD., a Cayman Islands corporation ("HOLDINGS"); WH INTERMEDIATE HOLDINGS LTD., a Cayman Islands corporation and a direct, wholly-owned subsidiary of Holdings ("PARENT"); WH LUXEMBOURG HOLDINGS S.a.R.L., a Luxembourg corporation and a direct, wholly-owned subsidiary of Parent ("LUXEMBOURG HOLDINGS"); WH LUXEMBOURG INTERMEDIATE HOLDINGS S.a.R.L. ("LUXEMBOURG INTERMEDIATE HOLDINGS") and WH LUXEMBOURG CM S.a.R.L. (such company, together with Luxembourg Holdings and Luxembourg Intermediate Holdings, the "LUXCOS"), each a Luxembourg corporation and a direct, wholly-owned subsidiary of Luxembourg Holdings; EACH OF THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO OR FROM TIME TO TIME BECOMING A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (together with Holdings, Parent and the LuxCos, the "GUARANTORS"), as pledgors and collateral assignors (Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the "PLEDGORS"), in favor of UBS AG, STAMFORD BRANCH ("UBS"), in its capacity as collateral agent for the lending institutions from time to time party to the Credit Agreement (defined below) (collectively, the "LENDERS"), as pledgee, collateral assignee and secured party (in such capacities and together with any successors in such capacities, "COLLATERAL AGENT").

                                  WITNESSETH:

                WHEREAS, simultaneously herewith, Borrower, certain of the Guarantors, the Lenders and UBS, as Administrative Agent, have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), whereby the Lenders have agreed to make certain Loans and to issue certain Credit Agreement L/Cs (defined below) to or for the account of Borrower;

                WHEREAS, in accordance with the Credit Agreement, it is contemplated that one or more of the Pledgors may enter into one or more Hedging Agreements with one or more of the Lenders or their respective Affiliates;

                WHEREAS, in accordance with the Credit Agreement, each Guarantor has, among other things, guaranteed the obligations of Borrower under the Credit Agreement and the other Loan Documents (the "GUARANTEES");

                WHEREAS, each Guarantor will receive substantial benefits from the execution, delivery and performance of the Loan Documents and each is, therefore, willing to enter into this Agreement;

                WHEREAS, each Pledgor is or will be the legal or beneficial owner of the rights in the Security Agreement Collateral (defined below) to be pledged by it hereunder;

                WHEREAS, it is a condition precedent to the obligations of the Lenders to make Loans under the Credit Agreement or to enter into Hedging Agreements, and of the Issuing Bank to issue Credit Agreement L/Cs thereunder, that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement; and

                WHEREAS, this Agreement is given by each Pledgor in favor of Collateral Agent for its benefit and the benefit of the Lenders and any of their respective Affiliates party to any Hedging Agreement (collectively, the "SECURED PARTIES") to secure the payment and performance of all of the Secured Obligations (defined below);

                NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and Collateral Agent hereby agree as follows:

                                    ARTICLE I

             DEFINITIONS AND INTERPRETATION; PERFECTION CERTIFICATE

                SECTION 1.01. DEFINITIONS.

                        (a) The following capitalized terms have the meanings assigned to them in the UCC:

                "ACCOUNT," "BANK," "CERTIFICATE OF TITLE," "CHATTEL PAPER," "COMMERCIAL TORT CLAIM," "COMMODITY ACCOUNT," "COMMODITY CONTRACT," "COMMODITY INTERMEDIARY," "CONTRACT," "DOCUMENT," "ELECTRONIC CHATTEL PAPER," "ENTITLEMENT HOLDER," "ENTITLEMENT ORDER," "EQUIPMENT," "FINANCIAL ASSET," "FIXTURES," "GENERAL INTANGIBLE," "GOODS," "INVENTORY," "INVESTMENT PROPERTY," "LETTER-OF-CREDIT RIGHT," "LETTER OF CREDIT," "MONEY," "PROCEEDS," "RECORD," "SECURITIES ENTITLEMENT," "SECURITIES INTERMEDIARY," "SUPPORTING OBLIGATION," and "TANGIBLE CHATTEL PAPER."

                        (b) Capitalized terms used in this Agreement (including the preamble and recitals hereof) but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement. In this Agreement:

                "AGREEMENT" has the meaning assigned to such term in the preamble hereof.

                "BORROWER" has the meaning assigned to such term in the preamble hereof.

                "CHARGES" mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed on or assessed against, and all claims (including landlords', carriers', mechanics', workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law) against, all or any portion of the Security Agreement Collateral.

                "COLLATERAL ACCOUNT" means account number WA-258730.000 in the name of "Herbalife International, Inc., Collateral Account" maintained at UBS, and any successor or sub-account established and maintained at UBS (or a Lender that agrees to be an administrative sub-agent for UBS) in accordance with
Article IX of the Credit Agreement, and all funds from time to time on deposit in such account, including all Cash Equivalents, and all certificates and instruments from time to time representing or evidencing such Cash Equivalents.

                "COLLATERAL AGENT" has the meaning assigned to such term in the preamble hereof.

                "COLLATERAL RECORDS" means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Security Agreement Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                "COLLATERAL SUPPORT" means all property (real or personal) assigned, hypothecated or otherwise securing any Security Agreement Collateral, including any security agreement or other agreement granting a lien or security interest in such real or personal property.

                "CONTROL AGREEMENT" means an agreement in form and substance satisfactory to Collateral Agent sufficient to establish control over any applicable Investment Property (including any Securities Account or Commodity Account) or Deposit Account.

                "COPYRIGHTS" mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law and whether established or registered in the United States or any other country) now owned or hereafter created or acquired by or assigned to such Pledgor, whether published or unpublished, and all copyright registrations and applications made by such Pledgor, including the copyrights, registrations and applications listed in
Section II.1 of the Perfection Certificate, together with any and all (a) rights and privileges arising under applicable law with respect to such Pledgor's use of any copyrights, (b) reissues, renewals, continuations and extensions thereof,
(c) income, fees, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (d) rights corresponding thereto throughout the world and (e) rights to sue for past, present or future infringements thereof.

                "CREDIT AGREEMENT" has the meaning assigned to such term in the recitals hereof.

                "CREDIT AGREEMENT L/C" has the meaning assigned to the term "Letter of Credit" in the Credit Agreement.

                "DEPOSIT ACCOUNT" means, collectively, with respect to each Pledgor, (a) all "deposit accounts" as such term is defined in the UCC and in any event shall include the L/C Sub-Account and all accounts and sub-accounts relating to any of the foregoing accounts, and (b) all cash, funds, checks, notes and any instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (a) of this definition.

                "DISTRIBUTIONS" mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Equity Interests, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Equity Interests or Pledged Intercompany Debt.

                "DOCUMENTS EVIDENCING GOODS" means all Documents evidencing, representing or issued in connection with Goods.

                "GUARANTEE" has the meaning assigned to such term in the recitals hereof.

                "GUARANTOR" has the meaning assigned to such term in the preamble hereof.

                "INDEMNIFIED LIABILITIES" has the meaning assigned to such term in Section 7.04(a).

                "INDEMNITEES" has the meaning assigned to such term in Section 7.04(a).

                "INSTRUMENTS" mean, collectively, with respect to each Pledgor, all "instruments," as such term is defined in Article 9, rather than Article 3, of the UCC to the extent such instruments evidence any amounts payable under or in connection with any item of Security Agreement Collateral or Mortgaged Real Property or such instruments constitute Proceeds of any item of Security Agreement Collateral or Mortgaged Real Property, and in any event shall include all promissory notes, drafts, bills of exchange or acceptances.

                "INSURANCE" means all insurance policies covering any or all of the Security Agreement Collateral (regardless of whether Collateral Agent is the loss payee thereof), and all key-man life insurance policies.

                "INTELLECTUAL PROPERTY" means, collectively, with respect to each Pledgor, (a) all Patents, (b) all Trademarks, (c) all Copyrights, (d) all Licenses and (e) the goodwill connected with such Pledgor's business including
(i) all goodwill connected with the use of and symbolized by any of the Intellectual Property in which such Pledgor has any interest and (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person or entity, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets that relate to such goodwill.

                "INTERCOMPANY INDEBTEDNESS" means Indebtedness (whether or not evidenced by a writing) of any Company (including any Pledgor) payable to a Pledgor.

                "ISSUER" means any issuer of any Pledged Equity Interests.

                "LENDERS" has the meaning assigned to such term in the preamble hereof.

                "LICENSES" mean, collectively, with respect to each Pledgor, all license and distribution agreements and covenants not to sue with any other party with respect to any Patent, Trademark or Copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, including the license and distribution agreements listed in Section II.1 of the Perfection Certificate, together with any and all (a) renewals, extensions, supplements and continuations thereof; (b) income, fees, royalties, damages, claims and payments now and hereafter due or payable thereunder and with respect thereto, including damages and payments for past, present or future infringements or violations thereof; (c) rights to sue for past, present and future infringements or violations thereof; and (d) any other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights.

                "MATERIAL CONTRACT" means any Contract or other arrangement that any Pledgor is a party to and for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, in the case of Borrower, that certain Agreement and Plan of Merger, dated as of April 10, 2002, by and among Holdings, WH Acquisition Corp., and Herbalife International, Inc., shall constitute a Material Contract.

                "NON-PAYMENT CONTRACT" means any Contract or agreement to which any Pledgor is a party other than a contract whereby the account debtor's principal obligation is a monetary obligation; provided that, Non-payment Contracts shall not include Receivables.

                "OPERATIVE AGREEMENT" means (a) in the case of any limited liability company or partnership or other noncorporate entity, any membership or partnership agreement or other organizational agreement or document thereof and
(b) in the case of any corporation, any charter or certificate of incorporation and bylaws thereof.

                "PATENTS" mean, collectively, with respect to each Pledgor, all patents issued or assigned to and all patent applications and registrations made by such Pledgor (whether established or registered or recorded in the United States or any other country), including the patents, patent applications, registrations and recordings listed in Section II.1 of the Perfection Certificate, together with any and all (a) rights and privileges arising under applicable law with respect to such Pledgor's use of any patents; (b) inventions and improvements described and claimed therein; (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (d) income, fees, royalties, damages, claims and payments now or hereafter due or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof; (e) rights corresponding thereto throughout the world; and (f) rights to sue for past, present or future infringements thereof.

                "PLEDGED EQUITY INTERESTS" mean, collectively, with respect to each Pledgor, (a) the issued and outstanding Equity Interests of each person, including all those listed in Section II.D) of the Perfection Certificate; and
(b) all rights, privileges, authority and powers of such Pledgor in and to each such person or under the Operative Agreements of each such person, and the certificates, instruments and agreements representing the Pledged Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Equity Interests, it being understood that, subject to Section 5.11 of the Credit Agreement, Pledged Equity Interests do not include any Equity Interests in excess of 65.0% of the Equity Interests of any Non-Guarantor Subsidiary, provided that, such Non-Guarantor Subsidiary is also a Foreign Subsidiary.

                "PLEDGED INTERCOMPANY DEBT" means, with respect to each Pledgor, all Intercompany Indebtedness payable to such Pledgor by any Company, including all Intercompany Indebtedness described in Section II.H of the Perfection Certificate (and each other intercompany note hereafter acquired by such Pledgor) and all Intercompany Notes, certificates, Instruments or agreements evidencing such Intercompany Indebtedness, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

                "PLEDGOR" has the meaning assigned to such term in the preamble hereof.

                "RECEIVABLES" means all rights to payment, whether or not earned by performance, for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all rights, if any, in any Goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Accounts, Chattel Paper, General Intangibles, Instruments and Receivables Records.

                "RECEIVABLES RECORDS" means (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables;

(ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Company or any computer bureau or agent from time to time acting for the Company or otherwise; (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including lien-search reports, from filing or other registration officers; (iv) all credit information, reports and memoranda relating thereto; and (v) all other written or nonwritten forms of information related in any way to the foregoing.

                "SECURED OBLIGATIONS" mean all obligations (whether or not constituting future advances, obligatory or otherwise) of Borrower and all of the Guarantors from time to time arising under or in respect of this Agreement, the Credit Agreement, the Notes (if any), the Guarantee, the Credit Agreement L/Cs, the other Loan Documents and all Hedging Agreements entered into with any Lender (including the obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement, the Credit Agreement, the Notes (if any), the Guarantee, the Credit Agreement L/Cs, the other Loan Documents and all Hedging Agreements entered into with any Lender), in each case whether (a) such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, reduced to judgment or not, liquidated or unliquidated, disputed or undisputed, legal or equitable, due or to become due whether at stated maturity, by acceleration or otherwise; (b) arising in the regular course of business or otherwise; (c) for payment or performance; (d) discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Loan Party or any other person; or (e) now existing or hereafter arising (including interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Loan Party or any other person, or that would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

                "SECURED PARTIES" has the meaning assigned to such term in the recitals hereof.

                "SECURITIES ACCOUNT" has the meaning assigned to such term in the UCC; provided that, the Collateral Account shall be treated as a Securities Account.

                "SECURITIES COLLATERAL" means, collectively, the Pledged Equity Interests, the Pledged Intercompany Debt and the Distributions.

                "SECURITY AGREEMENT COLLATERAL" has the meaning assigned to such term in Section 2.01.

                "SOFTWARE EMBEDDED IN GOODS" means, with respect to any Goods, any computer program embedded in such Goods and any supporting information provided in connection with a transaction relating to such program if (i) the program is customarily considered part of such Goods or (ii) by becoming the owner of such Goods a person acquires a right to use such program in connection therewith.

                "TRADEMARKS" mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country) including the registrations and applications listed in Section II.1 of the Perfection Certificate, together with any and all (a) rights and privileges arising under applicable law with respect to such Pledgor's use of any trademarks; (b) reissues, continuations, extensions and renewals thereof; (c) income, fees, royalties, damages and payments now and hereafter due or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof; (d) rights corresponding thereto throughout the world; and (e) rights to sue for past, present and future infringements thereof.

                "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law, the perfection or the effect of perfection or nonperfection of the security interest in any item or portion of the Security Agreement Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" also means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or nonperfection.

                SECTION 1.02. INTERPRETATION. The rules of interpretation specified in the Credit Agreement, including Sections 1.03 and 11.11 thereof, shall be applicable to this Agreement. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

                SECTION 1.03. PERFECTION CERTIFICATE. Collateral Agent and each Loan Party agree that the Perfection Certificate and all descriptions of Security Agreement Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

                                   ARTICLE II

                    GRANT OF SECURITY AND SECURED OBLIGATIONS

                SECTION 2.01. PLEDGE. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby grants to Collateral Agent, for its benefit and for the benefit of the Secured Parties, a security interest in and continuing lien on all personal property of such Pledgor, including all of such Pledgor's right, title and interest in, to and under all of the following property, wherever located, whether now owned or existing, or hereafter arising or acquired from time to time (collectively, the "SECURITY AGREEMENT COLLATERAL"):

                        (i) Commercial Tort Claims;

                        (ii) Deposit Accounts;

                        (iii) Documents;

                        (iv) Goods (including Equipment, Fixtures, Inventory, Documents Evidencing Goods and Software Embedded in Goods);

                        (v) Insurance;

                        (vi) Intellectual Property;

                        (vii) Investment Property and Financial Assets;

                        (viii) Letters of Credit and Letter-of-Credit Rights;

                        (ix) Material Contracts and Non-payment Contracts;

                        (x) Money;

                        (xi) Receivables;

                        (xii) Securities Collateral;

                        (xiii) all books and Records relating to the Security Agreement Collateral;

                        (xiv) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

                        (xv) to the extent not otherwise included above, all other personal property and all Proceeds and products of, accessions and additions to, profits and rents from, and replacements for or in respect of any of the foregoing;

it being understood that, subject to the other provisions hereof and of the Credit Agreement, the foregoing grant of a security interest shall not diminish any Pledgor's exclusive right and license to use, or grant to other persons license or sublicences in, the Intellectual Property.

                SECTION 2.02. CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.01 (a) attach to, and the Security Agreement Collateral shall not include:

                        (a) any agreement to which any Pledgor is a party to the extent that the collateral assignment thereof or the creation of a security interest therein would constitute a breach of the terms of such agreement, or would permit any party to such agreement to terminate such agreement, in each case as entered into by the applicable Pledgor; provided that, any of the agreements excluded in accordance with the foregoing shall cease to be so excluded (x) to the extent such term is, or would be (in the case of after-acquired property or changes to applicable law), rendered ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction (or any successor provision) or any other applicable law (including the Bankruptcy Code) or principles of equity; or (y) if the applicable Pledgor has obtained all of the consents of the other parties to such agreement necessary for the collateral assignment of, or creation of a security interest in, such agreement;

                        (b) any property or asset hereafter acquired by any Pledgor that is subject to a Lien permitted to be incurred pursuant to Sections 6.02(g), (h), (i) and (k) of the Credit Agreement, solely to the extent that the documents evidencing such Lien prohibit the grant of a security interest in or Lien on such property or asset; provided that, upon such property or asset no longer being subject to such Lien or prohibition, such property or asset shall (without any act or delivery by any person) constitute Security Agreement Collateral hereunder;

                        (c) subject to Section 5.11 of the Credit Agreement, no more than 65.0% of the Equity Interests of any Non-Guarantor Subsidiary, provided that, such Non-Guarantor Subsidiary is also a Foreign Subsidiary; or

                        (d) the Holdings Senior Discount Note Escrow Account.

Collateral Agent agrees that, at any Pledgor's reasonable request and expense, it will provide such Pledgor confirmation that the assets described in this
Section 2.02 are in fact excluded from the Security Agreement Collateral.

                SECTION 2.03. SECURED OBLIGATIONS; CONTINUING LIABILITY.

                        (a) SECURITY FOR OBLIGATIONS. This Agreement secures, and the Security Agreement Collateral is collateral security for, the payment and performance in full when due of all the Secured Obligations.

                        (b) CONTINUING LIABILITY UNDER SECURITY AGREEMENT COLLATERAL. Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable under each of the obligations and agreements included in the Security Agreement Collateral, including any obligations or agreements relating to any Pledged Equity Interests, to perform all of the obligations undertaken by it thereunder, all in accordance with the terms and provisions thereof, and neither Collateral Agent nor any Secured Party shall have any obligation or liability (x) under any of such agreements by reason of this Agreement or any other document relating hereto, or (y) to make any inquiry regarding the nature or sufficiency of any payment received by it, or have any obligation to take any action to collect or enforce any rights under any agreement included in the Security Agreement Collateral, including any agreements relating to any Pledged Equity Interests; (ii) the exercise by Collateral Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Security Agreement Collateral; and (iii) nothing herein is intended to or shall be a delegation of duties to Collateral Agent or any other Secured Party.

                                   ARTICLE III

     PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF SECURITY AGREEMENT
                                   COLLATERAL

                SECTION 3.01. DELIVERY OF CERTIFICATED SECURITIES COLLATERAL. All certificates, agreements or instruments representing or evidencing the Securities Collateral, to the extent not previously delivered to Collateral Agent, shall promptly upon receipt thereof by any Pledgor be delivered to and held by or on behalf of Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

                SECTION 3.02. PERFECTION OF UNCERTIFICATED SECURITIES COLLATERAL. If any Issuer of Pledged Equity Interests is organized in a jurisdiction that does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Equity Interests are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, record such pledge on the equityholder register or the books of the Issuer, cause the Issuer to execute and deliver to Collateral Agent an acknowledgment of the pledge of such Pledged Equity Interests substantially in the form of Exhibit A annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give Collateral Agent the right to transfer such Pledged Equity Interests under the terms hereof and provide to Collateral Agent an opinion of counsel, in form and substance satisfactory to Collateral Agent, confirming such pledge and perfection thereof.

                SECTION 3.03. FINANCING STATEMENTS AND OTHER FILINGS. Each Pledgor represents and warrants to Collateral Agent that the only filings, registrations and recordings necessary and appropriate to create, preserve, protect, publish notice of and perfect the security interest granted by each Pledgor to Collateral Agent (for the benefit of the Secured Parties) pursuant to this Agreement in respect of the Security Agreement Collateral are listed in
Section III.B of the Perfection Certificate. Each Pledgor agrees that at any time and from time to time, at the sole cost and expense of the Pledgors, it will execute and file and refile (in accordance with Section 3.04), or permit Collateral Agent to file and refile, such financing statements, continuation statements and other documents (including this Agreement), in form acceptable to Collateral Agent, in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) as Collateral Agent may deem necessary or appropriate, wherever required by law to perfect, continue and maintain a valid, enforceable, first-priority security interest in the Security Agreement Collateral as provided herein and to preserve the other rights and interests granted to Collateral Agent hereunder, as against third parties, with respect to any Security Agreement Collateral.

                SECTION 3.04. OTHER ACTIONS. To further ensure the attachment, perfection and priority of, and the ability of Collateral Agent to enforce, Collateral Agent's security interest in the Security Agreement Collateral, each Pledgor acknowledges and agrees as follows:

                        (a) UCC FINANCING STATEMENTS. Each Pledgor hereby irrevocably authorizes Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings), continuation statements, and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether the Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Security Agreement Collateral relates. The Pledgor agrees to provide such information to Collateral Agent promptly upon request. Such financing statements or amendments may describe the Security Agreement Collateral as "all assets" or "all personal property, whether now owned or hereafter acquired," or in any other manner that Collateral Agent, in its sole discretion, deems necessary, advisable or prudent to ensure the perfection of the security interests granted hereunder. Each Pledgor hereby ratifies its authorization for Collateral Agent to file in any relevant jurisdiction any financing statements or amendments thereto if filed prior to the date hereof.

                        (b) INTELLECTUAL PROPERTY FILINGS. Each Pledgor hereby irrevocably authorizes Collateral Agent to file documents with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by each Pledgor hereunder and naming any Pledgor or the Pledgors, as debtors, and Collateral Agent for its benefit and the benefit of the Lenders, as secured party.

                        (c) INSTRUMENTS AND TANGIBLE CHATTEL PAPER. If any amount payable under or in connection with any of the Security Agreement Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Collateral Agent may from time to time specify.

                        (d) DEPOSIT ACCOUNTS. For each Deposit Account that any Pledgor at any time opens or maintains, such Pledgor shall promptly notify Collateral Agent thereof and either (i) pursuant to a Control Agreement cause the depository Bank to agree to comply at any time with instructions from Collateral Agent to such depository Bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Pledgor or any other person, or (ii) arrange for Collateral Agent to become the customer of the Bank with respect to the Deposit Account, with the Pledgor being permitted, so long as no Default or Event of Default exists and is continuing, to exercise rights to withdraw funds from such Deposit Account pursuant to an agreement in form and substance satisfactory to Collateral Agent. The preceding sentence shall not apply to Deposit Accounts for which Collateral Agent is the depository. Each Pledgor represents and warrants to Collateral Agent that, as of the date hereof, it maintains no Deposit Accounts other than (i) those set forth in Section II.F of the Perfection Certificate or (ii) those for which the applicable Pledgor has provided notice thereof to Collateral Agent pursuant to the preceding sentence. Except as otherwise permitted by Section 5.13 of the Credit Agreement, each such Deposit Account is subject to a Control Agreement that is in full force and effect.

                        (e) INVESTMENT PROPERTY.

                                (i) If any Pledgor shall at any time hold or
                acquire any certificated securities constituting Investment Property, such Pledgor shall promptly endorse, assign and deliver the same to Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance satisfactory to Collateral Agent. If any securities now or hereafter acquired by any Pledgor constituting Investment Property are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall immediately notify Collateral Agent thereof and such Pledgor shall either (A) pursuant to a Control Agreement cause the issuer to agree to comply with instructions from Collateral Agent as to such securities, without further consent of any Pledgor, such nominee or any other person, or (B) arrange for Collateral Agent to become the registered owner of the securities. If any securities constituting Investment Property, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Pledgor is held by such Pledgor or its nominee through a Securities Intermediary or Commodity Intermediary, such Pledgor shall promptly notify Collateral Agent thereof and, either (A) pursuant to a Control Agreement cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from Collateral Agent to such Securities Intermediary as to such securities or other Investment Property, or to apply any value distributed on account of any Commodity Contract as directed by Collateral Agent to such Commodity Intermediary, as the case may be, in each case without further consent of any Pledgor, such nominee or any other person, or (B) in the case of Financial Assets constituting Investment Property or other Investment Property held through a Securities Intermediary, arrange for Collateral Agent to become the Entitlement Holder with respect to such Investment Property, with the Pledgor being permitted, so long as no Default or Event of Default has occurred and is continuing, to exercise rights to withdraw or otherwise deal with such Investment Property pursuant to an agreement in form and substance satisfactory to Collateral Agent. The preceding sentence shall not apply to any Financial Assets credited to a Securities Account for which Collateral Agent is the Securities Intermediary. Each Pledgor represents and warrants to Collateral Agent that, as of the date hereof, such Pledgor maintains no Securities Accounts or Commodity Accounts with any Securities Intermediary or Commodity Intermediary other than (i) as set forth in Section II.E of the Perfection Certificate or (ii) those for which the applicable Pledgor has provided notice thereof to Collateral Agent pursuant to the preceding sentence. Subject to the provisions of this Section 3.04(e)(i), each such Securities Account or Commodities Account is subject to a Control Agreement that is in full force and effect.

                                (ii) As between Collateral Agent and the
                Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property, and the risk of loss of, damage to, or the destruction of the Investment Property, whether in the possession of, or maintained as a Security Entitlement by, or subject to the control of, Collateral Agent, a Securities Intermediary, Commodities Intermediary, the Pledgor or any other person; provided that, nothing contained in this
                Section 3.04(e)(ii) shall release or relieve any Securities Intermediary or Commodities Intermediary of its duties and obligations to the Pledgors or any other person under any Control Agreement or under applicable law. Each Pledgor shall promptly pay all Charges and fees of whatever kind or nature with respect to the Investment Property pledged by it or this Agreement. In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, Collateral Agent may do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify Collateral Agent from all costs and expenses incurred by Collateral Agent under this Section 3.04(e)(ii) in accordance with Section 7.03.

                        (f) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any amount payable under or in connection with any of the Security Agreement Collateral shall be evidenced by any Electronic Chattel Paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify Collateral Agent thereof and, at the request of Collateral Agent, shall take such action as

Collateral Agent may request to vest in Collateral Agent control under UCC
Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Collateral Agent agrees with such Pledgor that Collateral Agent will arrange, pursuant to procedures satisfactory to Collateral Agent and so long as such procedures will not result in Collateral Agent's loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

                        (g) LETTER-OF-CREDIT RIGHTS. If any Pledgor is at any time a beneficiary under a Letter of Credit in excess of $1.0 million now or hereafter issued in favor of such Pledgor, such Pledgor shall promptly notify Collateral Agent thereof and, at the request of Collateral Agent, such Pledgor shall, pursuant to an agreement in form and substance satisfactory to Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for Collateral Agent to become the transferee beneficiary of the Letter of Credit.

                        (h) COMMERCIAL TORT CLAIMS. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim relating to any of the Security Agreement Collateral, such Pledgor shall promptly notify Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all in accordance with this Agreement, with such writing to be in form and substance satisfactory to Collateral Agent.

                        (i) MOTOR VEHICLES. Upon the request of Collateral Agent, each Pledgor shall deliver to Collateral Agent originals of the Certificates of Title or certificates of ownership for the motor vehicles (and any other Equipment covered by Certificates of Title or ownership owned by it) with Collateral Agent listed as lienholder therein.

                SECTION 3.05. SUPPLEMENTS; FURTHER ASSURANCES.

                        (a) The Pledgors shall cause each person that, from time to time after the date hereof, shall be required to pledge any assets to Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, to execute and deliver to Collateral Agent a Joinder Agreement and, upon such execution and delivery, such person shall constitute a "Guarantor" and a "Pledgor" for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

                        (b) Upon obtaining any Pledged Equity Interests or Pledged Intercompany Debt of any person, each Pledgor shall accept the same in trust for the benefit of Collateral Agent and forthwith deliver to Collateral Agent a Perfection Certificate Supplement, and the certificates and other documents required under this Article III in respect of the additional Pledged Equity Interests, Pledged Intercompany Debt or other possessory Security Agreement

Collateral that is to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Equity Interests or Pledged Intercompany Debt.

                        (c) Each Pledgor agrees to take such further actions, and to execute and deliver to Collateral Agent such additional assignments, agreements, supplements, powers and instruments, as Collateral Agent may in its reasonable judgment deem necessary or appropriate, to perfect, preserve and protect the security interest in the Security Agreement Collateral as provided herein and the rights and interests granted to Collateral Agent hereunder, to carry into effect the purposes hereof or to better assure and confirm unto Collateral Agent or permit Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Security Agreement Collateral. By way of example, such actions may include appearing in and defending any action or proceeding, at Collateral Agent's request, that may affect such Pledgor's title to or Collateral Agent's security interest in all or any part of the Security Agreement Collateral. Upon the reasonable request of Collateral Agent, each Pledgor shall further make, execute, endorse, acknowledge, file or refile or deliver to Collateral Agent from time to time such lists, descriptions and designations of the Security Agreement Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments. If a Default has occurred and is continuing, Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as Collateral Agent deems necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Security Agreement Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

                        (d) For the avoidance of doubt, the Pledgors and Collateral Agent acknowledge that this Agreement is intended to grant to Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing Lien on the Security Agreement Collateral, and does not constitute a present assignment of ownership rights, a transfer of ownership or title to any Security Agreement Collateral, except as otherwise provided herein following the occurrence and during the continuance of an Event of Default. Unless an Event of Default shall have occurred and be continuing, Collateral Agent agrees from time to time to deliver, upon written request of any Pledgor and at such Pledgor's sole cost and expense (including reasonable expenses of counsel to, among other things, review the effect thereof on Collateral Agent's security interest granted hereunder), any and all instruments, certificates or other documents, in a form reasonably requested by such Pledgor, necessary or appropriate in the reasonable judgment of such Pledgor to enable such Pledgor to continue to exploit, license, use and protect the Security Agreement Collateral in accordance with the terms hereof and of the Credit Agreement.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                Each Pledgor represents, warrants and covenants as follows:

                SECTION 4.01. TITLE. Except for the security interest granted to Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns the rights in each item of Security Agreement Collateral pledged by it hereunder, and with regard to each item of Security Agreement Collateral. now existing or hereafter acquired, will continue to own or have such rights, in each case free and clear of any and all Liens or claims of others. No effective financing statement or other public notice with respect to all or any part of the Security Agreement Collateral is on file or of record in any public office, except such as have been filed in favor of Collateral Agent pursuant to this Agreement, are permitted by the Credit Agreement, or for which proper termination statements have been delivered to Collateral Agent for filing. No person other than Collateral Agent has control or possession of all or any part of the Security Agreement Collateral, except as permitted hereby or by the Credit Agreement.

                SECTION 4.02. ORGANIZATION; AUTHORITY; ENFORCEABILITY. Such Pledgor (a) is duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority enter into this Agreement and to carry out the obligations hereunder, and (c) has duly executed and delivered this Agreement. This Agreement and each other document, statement, or instrument relating hereto, when executed and delivered by such Pledgor, will constitute, a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                SECTION 4.03. AUTHORIZATIONS AND APPROVALS. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by such Pledgor of the Liens purported to be created in favor of Collateral Agent hereunder, or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Security Agreement Collateral, in each case except for the filings contemplated hereunder, filings, registrations and other actions listed on Schedule 5.13 to the Credit Agreement, and as may be required in connection with the disposition of any Securities Collateral (by laws generally affecting the offering and sale of securities) or by laws pertaining to Intellectual Property.

                SECTION 4.04. PERFECTED FIRST-PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) upon completion of the filings specified in Section III.B of the Perfection Certificate and completion of the actions described in Article III and on Schedule 5.13 to the Credit Agreement, will constitute valid perfected security interests in all of the Security Agreement Collateral located in the United States in favor of Collateral Agent as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Pledgor and any persons purporting to purchase any Security Agreement Collateral from such Pledgor; and
(b) are prior to all other Liens on the Security Agreement Collateral in existence on the date hereof except for Permitted Liens that have priority over the Liens on the Security Agreement Collateral by operation of law.

                SECTION 4.05. LIMITATION ON LIENS. Such Pledgor shall, at its own cost and expense, defend title to the Security Agreement Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming (except to the extent related to a Permitted Lien) any interest therein adverse to Collateral Agent or any other Secured Party.

                SECTION 4.06. OTHER FINANCING STATEMENTS. So long as any of the Secured Obligations remain unpaid, or the Commitments of the Lenders to make any Loan or to issue any Credit Agreement L/Cs shall not have expired or been sooner terminated, such Pledgor shall not execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Security Agreement Collateral, except, in each case, financing statements filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of Permitted Liens.

                SECTION 4.07. CHIEF EXECUTIVE OFFICE; CHANGE OF NAME; JURISDICTION OF ORGANIZATION.

                        (a) Such Pledgor's exact legal name, type and jurisdiction of organization, federal taxpayer and organizational identification numbers of such Pledgor (if applicable) is set forth in Section I.A of the Perfection Certificate, and its chief executive office is set forth in Section I.D of the Perfection Certificate. Such Pledgor has not done in the last five years business under any other name (including any trade name or fictitious business name) except for those names set forth in Sections I.B and I.C of the Perfection Certificate, and shall not (a) change its corporate name, (b) establish any other location where Security Agreement Collateral is maintained,
(c) change its identity or type of organization or corporate structure, or (d) change its federal taxpayer identification number or organizational identification number (including by merging with or into any other entity, reorganizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction) unless (A) it shall have given Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such change and providing such other information in connection therewith as Collateral Agent may request, and (B) with respect to such change, such Pledgor shall have taken all action that Collateral Agent deems necessary or desirable to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Security Agreement Collateral intended to be granted hereby, including using commercially reasonable efforts to obtain waivers of landlord's or warehousemen's liens with respect to such new location, if applicable. Each Pledgor agrees to promptly provide Collateral Agent with certified organizational documents reflecting any of the changes described in the preceding sentence.

                        (b) Such Pledgor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Security Agreement Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Pledgor is engaged, but in any event to include complete accounting records as required by the Credit Agreement, and, at such time or times as Collateral Agent may request, promptly to prepare and deliver to Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to Collateral Agent showing in summary form the identity, amount and location of any and all Security Agreement Collateral (except Security Agreement Collateral in the possession or control of Collateral Agent).

                SECTION 4.08. CERTAIN PROVISIONS CONCERNING SECURITIES
COLLATERAL.

                        (a) Such Pledgor has delivered to Collateral Agent true, correct and complete copies of the Operative Agreements, which are in full force and effect and have not as of the date hereof been amended or modified except as permitted by the Credit Agreement. Such Pledgor shall deliver to Collateral Agent a copy of any notice of default given or received by it under any Operative Agreement within ten days after such Pledgor gives or receives such notice.

                        (b) Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Equity Interests pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, except where such default or noncompliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates, if any, delivered to Collateral Agent) that evidence any Pledged Equity Interests of such Pledgor.

                        (c) So long as no Event of Default shall have occurred and be continuing:

                                (i) Such Pledgor shall be entitled to exercise
                any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement, or any other Loan Document evidencing the Secured Obligations; provided that, such Pledgor shall not in any event exercise such rights in any manner that would reasonably be expected to have an adverse effect on the value of the Security Agreement Collateral or the Lien and security interest intended to be granted to Collateral Agent hereunder;

                                (ii) Such Pledgor shall be entitled to receive
                and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided that, any and all such Distributions consisting of rights or interests in the form of certificated securities shall be forthwith delivered to Collateral Agent to hold as Security Agreement Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly delivered to Collateral Agent as Security Agreement Collateral in the same form as so received (with any necessary endorsement); and

                                (iii) Without further action or formality,
                Collateral Agent shall be deemed to have granted to such Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of such Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request to permit such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 4.08(c)(i) and to receive the Distributions that it is authorized to receive and retain pursuant to Section 4.08(c)(ii).

                        (d) Upon the occurrence and during the continuance of any Event of Default:

                                (i) All rights of such Pledgor to exercise the
                voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 4.08(c)(i) without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; and

                                (ii) All rights of such Pledgor to receive
                Distributions that it would otherwise be authorized to receive and retain pursuant to Section 4.08(c)(ii) shall cease and all such rights shall thereupon become vested in Collateral Agent, who shall thereupon have the sole right to receive and hold as Security Agreement Collateral such Distributions;

provided that, the rights described in clauses (i) and (ii) above shall revert back to such Pledgor following the cure or waiver of such Event of Default.

                        (e) Such Pledgor shall, at its sole cost and expense, from time to time execute and deliver to Collateral Agent appropriate instruments as Collateral Agent may request to permit Collateral Agent to exercise the voting and other rights that it may be entitled to exercise pursuant to Section 4.08(d)(i) and to receive all Distributions that it may be entitled to receive under Section 4.08(d)(ii).

                        (f) All Distributions that are received by such Pledgor contrary to the provisions of Section 4.08(d)(ii) shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of such Pledgor and shall promptly be paid over to Collateral Agent as Security Agreement Collateral in the same form as so received (with any necessary endorsement).

                SECTION 4.09. CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY.

                        (a) Such Pledgor agrees that it will not, nor will it knowingly permit or authorize any of its licensees to, do any act, or omit to do any act, whereby any issued Patent may become invalidated, dedicated to the public, or unenforceable, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws, except where the failure to so mark would not be reasonably likely to result in a Material Adverse Effect.

                        (b) Such Pledgor (either itself or through its licensees or its sublicensees) will, for each material Trademark, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for nonuse, (ii) materially not diminish the value of such Trademark or the goodwill associated therewith, (iii) display such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law, except where the failure to display with notice would not be reasonably likely to result in a Material Adverse Effect, and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                        (c) Such Pledgor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws, except where the failure to include notice would not be reasonably likely to result in a Material Adverse Effect.

                        (d) Such Pledgor shall notify Collateral Agent promptly if it knows or has reason to know that any Intellectual Property may become, or knows of circumstances that would cause any Intellectual Property to become: (i) abandoned, lost or dedicated to the public; (ii) invalid or unenforceable; or
(iii) subject to any adverse determination or development regarding such Pledgor's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same.

                        (e) Such Pledgor will take all reasonable steps in the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, Canada or in any other country, to maintain and pursue each application relating to the Intellectual Property (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and to initiate opposition, interference and cancellation proceedings against third parties, in each case where necessary for the operation of such Pledgor's business as presently conducted and as contemplated by the Credit Agreement.

                        (f) In the event that such Pledgor knows that any Security Agreement Collateral consisting of Intellectual Property material to the conduct of such Pledgor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Pledgor promptly shall notify Collateral Agent and shall promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as are appropriate under the circumstances to protect such Security Agreement Collateral, except where the failure to so notify or take such actions would not be reasonably likely to result in a Material Adverse Effect.

                        (g) Upon the occurrence of an Event of Default, such Pledgor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each License to effect the assignment of all of such Pledgor's right, title and interest thereunder to the Security Agreement Collateral Agent or its designee.

                        (h) Solely for the purpose of enabling Collateral Agent to exercise its rights and remedies upon the occurrence of an Event of Default, such Pledgor hereby grants to Collateral Agent, to the extent assignable, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Pledgor) to use, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

                        (i) It shall promptly (but in no event more than 30 days after any Pledgor obtains knowledge thereof) report to Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Pledgor or through any agent, employee, licensee, or designee thereof); and (ii) the registration of any Intellectual Property by any such office.

                        (j) It shall, promptly upon the reasonable request of Collateral Agent, execute and deliver to Collateral Agent any document required to acknowledge, confirm, register, record, or perfect Collateral Agent's security interest granted hereunder in any part of the Intellectual Property, whether now owned or hereafter acquired.

                        (k) Except with the prior consent of Collateral Agent or as permitted under the Credit Agreement, such Pledgor shall not execute any financing statement or other document or instrument, and there will not be on file in any public office any effective financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of Collateral Agent, and such Pledgor shall not sell, assign, transfer, license, grant any option in, or create any Lien, claim, security interest or other encumbrance on or with respect to the Intellectual Property, or suffer to exist any effective Lien, claim, security interest or other encumbrance on or with respect to the Intellectual Property, except for the security interest created by and under this Security Agreement.

                        (l) It shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that would materially impair or prevent the creation of a security interest in, or the assignment of, such Pledgor's rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts.

                SECTION 4.10. INSPECTION AND VERIFICATION. Collateral Agent or any representative designated by Collateral Agent shall have the same access and inspection rights as granted to the Administrative Agent by the Companies pursuant to Section 5.07 of the Credit Agreement; provided that, upon the occurrence and during the continuance of an Event of Default, Collateral Agent and its representatives shall at all times have the right to enter any premises of such Pledgor and inspect any property of such Pledgor where any of the Security Agreement Collateral of such Pledgor is located for the purpose of inspecting the same, observing its use, protecting its interests therein, or otherwise exercising the remedies provided under Article V. For the avoidance of doubt, in respect of Accounts or Security Agreement Collateral in the possession of any third person, upon the occurrence and during the continuance of an Event of Default, Collateral Agent or any designated representative shall have the right to contact such account debtors or third persons in possession of such Security Agreement Collateral for verification purposes. Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any other Secured Party.

                SECTION 4.11. PAYMENT OF TAXES; CONTESTING LIENS; CLAIMS. Such Pledgor represents and warrants that all Charges imposed on or assessed against the Security Agreement Collateral have been paid and discharged except to the extent such Charges constitute a Permitted Lien or a Lien not yet due and payable. Notwithstanding the foregoing, such Pledgor may at its own expense contest the validity, amount or applicability of any Charges so long as the contest thereof shall satisfy the Contested Collateral Lien Conditions. Notwithstanding the foregoing provisions of this Section 4.11, no contest of any such obligation may be pursued by such Pledgor if such contest would expose Collateral Agent or any other Secured Party to any possible criminal liability.

                SECTION 4.12. TRANSFERS AND OTHER LIENS. Such Pledgor shall not sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Security Agreement Collateral pledged by it hereunder except as permitted by the Credit Agreement. Such Pledgor shall not make or permit to be made an assignment for security, pledge or hypothecation of the Security Agreement Collateral or shall grant any other Lien in respect of the Security Agreement Collateral, except as permitted by Section 6.02 of the Credit Agreement.

                SECTION 4.13. INSURANCE. Such Pledgor, at its own expense, shall maintain or cause to be maintained, insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.04 of the Credit Agreement. Such Pledgor irrevocably makes, constitutes and appoints Collateral Agent (and all officers, employees or agents designated by Collateral Agent) as such Pledgor's true and lawful agent (and attorney-in fact) for the purposes, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Security Agreement Collateral under policies of insurance, endorsing the name of such Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that such Pledgor at any time or times fails to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or in part relating thereto, Collateral Agent may, without waiving or releasing any obligation or liability of any Pledgor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as Collateral Agent deems advisable. All sums disbursed by Collateral Agent in connection with this Section 4.13, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to Collateral Agent and shall be additional Secured Obligations.

                SECTION 4.14. LEGEND. Such Pledgor shall legend, in form and manner satisfactory to Collateral Agent, its Chattel Paper and its books, records, and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper has been assigned to Collateral Agent for the benefit of the Secured Parties and that Collateral Agent has a security interest therein.

                                    ARTICLE V

                                    REMEDIES

                SECTION 5.01. REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Collateral Agent may from time to time exercise in respect of the Security Agreement Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it:

                        (a) Personally, or by agents or attorneys, immediately take possession of the Security Agreement Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter on any Pledgor's premises where any of the Security Agreement Collateral is located, remove such Security Agreement Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Security Agreement Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

                        (b) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Security Agreement Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Security Agreement Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided that, in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of Collateral Agent and shall promptly (but in no event later than one Business Day after receipt thereof) pay such amounts into the Collateral Account;

                        (c) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Security Agreement Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

                        (d) Take possession of the Security Agreement Collateral or any part thereof by directing any Pledgor in writing to deliver the same to Collateral Agent at any place or places so designated by Collateral Agent, in which event such Pledgor shall at its own expense: (i) forthwith cause the same to be moved to the place or places designated by Collateral Agent and there delivered to Collateral Agent, (ii) store and keep any Security Agreement Collateral so delivered to Collateral Agent at such place or places pending further action by Collateral Agent and (iii) while the Security Agreement Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor's obligation to deliver the Security Agreement Collateral as contemplated in this Section 5.01(d) is of the essence hereof. Upon application to a court of equity having jurisdiction, Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

                        (e) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Security Agreement Collateral for application to the Secured Obligations as provided in Article IX of the Credit Agreement;

                        (f) Retain and apply the Distributions to the Secured Obligations as provided in the Credit Agreement;

                        (g) Exercise any and all rights as beneficial and legal owner of the Security Agreement Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Security Agreement Collateral; and

                        (h) All the rights and remedies of a secured party on default under the UCC, and Collateral Agent may also in its sole discretion, without notice except as specified in Section 5.02, sell, assign or grant a license to use the Security Agreement Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and on such other terms as Collateral Agent deems commercially reasonable. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Security Agreement Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Security Agreement Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of any Security Agreement Collateral payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Collateral Agent shall not be obligated to make any sale of Security Agreement Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against Collateral Agent arising by reason of the fact that the price at which any Security Agreement Collateral may have been sold, assigned or licensed at such a private sale was less than the price that might have been obtained at a public sale, even if

Collateral Agent accepts the first offer received and does not offer such Security Agreement Collateral to more than one offeree.

                        (i) Upon the written demand of Collateral Agent, each Pledgor shall execute and deliver to Collateral Agent an assignment or assignments of the registered Intellectual Property and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

                SECTION 5.02. NOTICE OF SALE. Each Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days' notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, during the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

                SECTION 5.03. WAIVER OF NOTICE AND CLAIMS. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with Collateral Agent's taking possession or Collateral Agent's disposition of any of the Security Agreement Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right that such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (a) all damages occasioned by such taking of possession, (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Collateral Agent's rights hereunder and (c) all rights of redemption, appraisal, valuation, stay, extension and moratorium now or hereafter in force under any applicable law. Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article V in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization on, any Security Agreement Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Security Agreement Collateral so sold, optioned or realized on, or any part thereof, from, through or under such Pledgor.

                SECTION 5.04. CERTAIN SALES OF SECURITY AGREEMENT COLLATERAL. Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

                SECTION 5.05. NO WAIVER; CUMULATIVE REMEDIES.

                        (a) No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guarantees. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

                        (b) In the event that Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, the Pledgors, Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Security Agreement Collateral, and all rights, remedies and powers of Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

                                   ARTICLE VI

                          OBLIGATIONS ABSOLUTE; WAIVERS

                SECTION 6.01. LIABILITY OF THE PLEDGORS ABSOLUTE. Each Pledgor agrees that its obligations hereunder are irrevocable, absolute, independent, unconditional, and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a pledgor or surety, except for payment in full of the Secured Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Pledgor agrees as follows:

                        (a) the obligations of each Pledgor hereunder are independent of the obligations of each other Pledgor and each guarantor of the obligations of the Loan Parties, and separate actions may be brought and prosecuted against such Pledgor whether or not any action is brought against any other Pledgor or guarantor, and whether or not such other Pledgor or guarantor is joined in any such actions;

                        (b) payment by any Loan Party of a portion of the Secured Obligations shall in no way limit, affect, modify or abridge such Pledgor's grant hereunder securing any portion of the Secured Obligations that has not been paid. By way of example and without limiting the generality of the foregoing, if Collateral Agent is awarded a judgment in any suit brought to enforce any Loan Party's covenant to pay a portion of the Secured Obligations, such judgment shall not be deemed to release such Pledgor from its grant hereunder securing the portion of the Secured Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Pledgor, limit, affect, modify or abridge any other Pledgor's grant hereunder securing the Secured Obligations;

                        (c) upon such terms as Collateral Agent deems appropriate, without obligation to give notice or demand, without affecting the validity or enforceability hereof, and without giving rise to any reduction, limitation, impairment, discharge or termination of the security interests granted hereunder or such Pledgor's liability hereunder, Collateral Agent may, from time to time, (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place and manner or terms of payment of any of the Secured Obligations in accordance with the terms of the other Loan Documents; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, any of the Secured Obligations or any agreement relating thereto, or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other pledges as security for any of the Secured Obligations, and take and hold security for the payment hereof or any of the Secured Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of any of the Secured Obligations, any guarantees of any of the Secured Obligations, or any other obligation of any person (including any other Pledgor) with respect to any of the Secured Obligations; (v) enforce and apply any security now or hereafter held by it in respect hereof or any of the Secured Obligations, and direct the order or manner of sale thereof, or exercise any other right or remedy that it may have against any such security, including foreclosure on any such security in accordance with one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is economically reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Pledgor against any other Loan Party, or any security for any of the Secured Obligations; and (vi) exercise any other rights available to it under the Loan Documents; and

                        (d) this Agreement and such Pledgor's obligations hereunder shall be valid and enforceable, and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of all the Secured Obligations), including the occurrence of any of the following (whether or not such Pledgor shall have had notice or knowledge of any of them): (i) any failure or omission to assert or enforce, any agreement or election not to assert or enforce, or any stay or enjoining by order of any court, by operation of law or otherwise, of the exercise or enforcement of any claim or demand, or any right, power or remedy (whether arising under the Loan Documents, at law, in equity, or otherwise) with respect to the Secured Obligations or any agreement related thereto, or with respect to any other guarantee of or security for the payment of the Secured Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents, any agreement or instrument executed pursuant thereto, or any guarantee or other security for the Secured Obligations or any agreement relating thereto at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received form any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Secured Obligations, except to the extent such security also serves as collateral for Indebtedness other than the Secured Obligations); (v) consent of Collateral Agent or any other Secured Party to the change, reorganization or termination of the corporate structure or existence of any Loan Party or any Subsidiary thereof, and to any corresponding restructuring of the Secured Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral that secures any of the Secured Obligations;
(vii) any defenses, set-offs or counterclaims that any Loan Party may allege or assert against Collateral Agent or any other Secured Party in respect of the Secured Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury; and (viii) any other act, thing or omission, or delay to do any other act or thing, that in any manner and to any extent may vary such Pledgor's risk as a grantor of security securing the Secured Obligations.

                SECTION 6.02. GENERAL WAIVERS. Each Pledgor hereby waives, for the benefit of Collateral Agent and the Secured Parties: (a) all rights to require Collateral Agent or any other Secured Party, as a condition to exercising Collateral Agent's rights hereunder against the Security Agreement Collateral, to (i) proceed against any other Loan Party, any other pledgor (including any other Pledgor) of security securing any of the Secured Obligations, or any other person, (ii) proceed against or exhaust any security held from any other Loan Party, any such other pledgor or any other person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of Collateral Agent or any other Secured Party in favor of any other Loan Party or any other person, or (iv) pursue any other remedy whatsoever in the capacity of secured party; (b) any defense arising by reason of incapacity, lack of authority, or any disability or other defenses of any other Loan Party, including any defense based on or arising from the lack of validity or enforceability of any of the Secured Obligations or any agreement or instrument relating thereto, or by reason of the cessation of the liability of any other Loan Party from any cause other than the payment in full of all the Secured Obligations; (c) any defense based on any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based on errors or omissions by Collateral Agent or any other Secured Party in the administration of any of the Secured Obligations, except behavior that amounts to bad faith, gross negligence or willful misconduct; (e) any principles or provisions of law, statutory or otherwise, that are or may be in conflict with the terms hereof, and any legal or equitable discharge of such Pledgor's obligations hereunder; (f) the benefit of any statute of limitations affecting such Pledgor's counterclaims; (g) promptness, diligence and any requirement that Collateral Agent or any other Secured Party protect, secure, perfect or insure any security interest or Lien or any property subject thereto; (h) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, notices of any renewal, extension or modification of any of the Secured Obligations or any agreement related thereto, notices of any extension of credit to any other Loan party and notices of any of the matters referred to in Section 6.01, and any right to consent to any thereof; and (i) any defenses or benefits that may be derived from or afforded by law that limit the liability of or exonerate pledgors or sureties, or that may conflict with the terms hereof.

                SECTION 6.03. CALIFORNIA WAIVERS. For purposes of this Section
6.03 only, references to the "principal" include each Loan Party and references to the "creditor" include each Secured Party. In accordance with Section 2856 of the California Civil Code, each Pledgor waives all rights and defenses (i) available to such Pledgor by reason of Sections 2787 through 2855, 2899, and 3433 of the California Civil Code, including all rights or defenses such Pledgor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other person liable for any of the Secured Obligations, in either case in accordance with the antideficiency or other laws of the State of California limiting or discharging the principal's Indebtedness or such person's obligations, including Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure; and (ii) arising out of an election of remedies by the creditor, even though such election, such as a nonjudicial foreclosure with respect to security for any Secured Obligation (or any obligation of any other person of any of the Secured Obligations), has destroyed such Pledgor's right of subrogation and reimbursement against the principal (or such other person), by operation of Section 580d of the California Code of Civil Procedure or otherwise. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this
Section 6.03. As provided below, this Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York. This Section 6.03 is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Secured Obligations.

                                   ARTICLE VII

                                  MISCELLANEOUS

                SECTION 7.01. CONCERNING COLLATERAL AGENT.

                        (a) Collateral Agent has been appointed as Collateral Agent pursuant to Article X of the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Security Agreement Collateral), in accordance with this Agreement and the Credit Agreement. Collateral Agent may employ agents and attorneys-in-fact in connection herewith. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

                        (b) Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Security Agreement Collateral in its possession if such Security Agreement Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any person with respect to any Security Agreement Collateral.

                        (c) Collateral Agent shall be entitled to rely on any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, on advice of counsel selected by it.

                        (d) With respect to any of its rights and obligations as a Lender, Collateral Agent shall have and may exercise the same rights and powers hereunder. The term "Lenders," "Lender" or any similar terms shall, unless the context clearly otherwise indicates, include Collateral Agent in its individual capacity as a Lender. Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with such Pledgor or any Affiliate of such Pledgor to the same extent as if Collateral Agent were not acting as Collateral Agent.

                        (e) If any item of Security Agreement Collateral also constitutes collateral granted to Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

                SECTION 7.02. COLLATERAL AGENT MAY PERFORM; COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. If an Event of Default shall have occurred and be continuing, Collateral Agent may (but shall not be obligated to) remedy or cause to be remedied any such breach, and may expend funds for such purpose; provided that, Collateral Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation that such Pledgor fails to pay or perform as and when required hereby and that such Pledgor does not contest in accordance with the provision of Section 6.02 of the Credit Agreement. Any and all amounts so expended by Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 7.03. Neither the provisions of this
Section 7.02 nor any action taken by Collateral Agent pursuant to the provisions of this Section 7.02 shall prevent any such failure by any Pledgor to observe any covenant contained in this Agreement nor any breach of warranty from constituting an Event of Default. Each Pledgor hereby appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time during the continuance of an Event of Default in Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms hereof and the other Loan Documents that Collateral Agent may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is an irrevocable power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

                SECTION 7.03. EXPENSES. Each Pledgor will promptly pay to Collateral Agent the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and the fees and expenses of any experts and agents, that Collateral Agent may incur in connection with this Agreement, including all costs and expenses relating to (a) any and all filings and other actions taken to ensure the attachment, perfection and priority of, and the ability of Collateral Agent to enforce, Collateral Agent's security interest in the Security Agreement Collateral; (b) any action, suit or other proceeding affecting the Security Agreement Collateral or any part thereof commenced, in which action, suit or proceeding Collateral Agent is made a party or participates or in which the right to use the Security Agreement Collateral or any part thereof is threatened, or in which it becomes necessary in the judgment of Collateral Agent to defend or uphold the Lien hereof (including any action, suit or proceeding to establish or uphold the compliance of the Security Agreement Collateral with any requirements of any Governmental Authority or law); (c) the collection of the Secured Obligations; (d) the enforcement and administration hereof; (e) the custody or preservation of, or the sale of, collection from, or other realization on, any of the Security Agreement Collateral; (f) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder; or (g) the failure by any Pledgor to perform or observe any of the provisions hereof. All amounts expended by Collateral Agent and payable by any Pledgor under this Section 7.03 shall be due upon demand therefor (together with interest thereon accruing at the default rate during the period from and including the date on which such funds were so expended to the date of repayment) and shall be part of the Secured Obligations. Each Pledgor's obligations under this Section 7.03 shall survive the termination hereof and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

                SECTION 7.04. INDEMNITY.

                        (a) INDEMNITY. Each Pledgor agrees to indemnify, defend and hold harmless Collateral Agent and each of the other Secured Parties, and the officers, directors, employees, agents and Affiliates of Collateral Agent and each of the other Secured Parties (collectively, the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including settlement costs), expenses or disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or any other Loan Document (including any misrepresentation by any Pledgor in this Agreement or any other Loan Document) (the "INDEMNIFIED LIABILITIES"); provided that, no Pledgor shall have any obligation to an Indemnitee hereunder with respect to Indemnified Liabilities if it has been determined by a final decision of a court of competent jurisdiction that such Indemnified Liabilities arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Pledgor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

                        (b) SURVIVAL. The obligations of the Pledgors contained in this Section 7.04 shall survive the termination hereof and the discharge of the Pledgors' other obligations under this Agreement, any Hedging Agreement and under the other Loan Documents.

                        (c) REIMBURSEMENT. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Security Agreement Collateral.

                SECTION 7.05. CONTINUING SECURITY INTEREST; ASSIGNMENT. This Agreement shall create a continuing security interest in the Security Agreement Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding on the Pledgors, their respective successors and assigns, and (b) inure, together with the rights and remedies of the Lender hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective permitted successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer any Indebtedness held by it that is secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the other Loan Documents and any Hedging Agreement to which such Secured Party is a party.

                SECTION 7.06. TERMINATION; RELEASE. Upon payment in full of all the Secured Obligations, or upon any partial release of Security Agreement Collateral in accordance with the other Loan Documents, the security interests granted hereby shall terminate hereunder and of record, and all rights to the Security Agreement Collateral shall revert to the Pledgors, it being understood that in the case any such partial release, the security interests granted hereby shall terminate hereunder and of record only with respect to such Security Agreement Collateral subject to such partial release. Upon any such termination, Collateral Agent shall, at the

 Pledgors' expense, execute and deliver to the Pledgors such documents, and take such other actions, as the Pledgors reasonably request to evidence such termination.

                SECTION 7.07. MODIFICATION IN WRITING. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

                SECTION 7.08. NOTICES. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, if to any Pledgor, addressed to it at the address of Borrower set forth in the Credit Agreement, and if to Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
Section 7.08.

                SECTION 7.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

                        (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT, IN ACCORDANCE WITH CHOICE-OF-LAW PRINCIPLES, THAT THE PERFECTION OF THE SECURITY INTERESTS GRANTED HEREUNDER, OR REMEDIES HEREUNDER IN RESPECT OF ANY ITEM OR TYPE OF SECURITY AGREEMENT COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                        (b) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor or its properties in the courts of any jurisdiction.

                        (c) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7.09(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                        (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.08. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

                SECTION 7.11. SEVERABILITY OF PROVISIONS. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 7.12. EXECUTION IN COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

                SECTION 7.13. BUSINESS DAYS. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

                SECTION 7.14. NO CREDIT FOR PAYMENT OF TAXES OR IMPOSITION. Each Pledgor shall not be entitled to any credit against the principal, premium (if any), or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums that may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Security Agreement Collateral or any part thereof.

                SECTION 7.15. NO CLAIMS AGAINST COLLATERAL AGENT. Nothing contained in this Agreement shall constitute any consent or request by Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Security Agreement Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

                SECTION 7.16. NO RELEASE UNDER AGREEMENTS; NO LIABILITY OF COLLATERAL AGENT OR SECURED PARTIES. Nothing set forth in this Agreement shall relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor's part to be performed or observed under or in respect of any of the Security Agreement Collateral, or from any liability to any person under or in respect of any of the Security Agreement Collateral, or shall impose any obligation on Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed, or shall impose any liability on Collateral Agent or any other Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any Hedging Agreement, any representation or warranty on the part of the Pledgor contained in this Agreement, Credit Agreement or the other Security Documents, or under or in respect of the Security Agreement Collateral or made in connection herewith or therewith. The obligations of the Pledgor contained in this Section 7.16 shall survive the termination hereof and the discharge of the Pledgor's other obligations under this Agreement, the Credit Agreement, any Hedging Agreement and the other Security Documents.

                SECTION 7.17. OBLIGATIONS ABSOLUTE. Subject to Section 7.09 of the Credit Agreement, all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

                        (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor or any other Loan Party;

                        (b) any lack of validity or enforceability of the Credit Agreement, any Hedging Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

                        (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any Hedging Agreement or any other agreement or instrument relating thereto;

                        (d) any pledge, exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations, except to the extent that any such amendment, waiver or consent expressly relieves such Pledgor of any obligations;

                        (e) any exercise, nonexercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Hedging Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 5.03; or

                        (f) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

                SECTION 7.18. MARSHALING; PAYMENTS SET ASIDE. Collateral Agent shall not be under any obligation to marshal any assets in favor of any Pledgor or any other person or against or in payment of any or all of the Secured Obligations.

                SECTION 7.19. RELEASE OF PLEDGORS. If any Pledgor is released from its Guarantee in accordance with the provisions of the Credit Agreement, then Collateral Agent shall (at the expense of Borrower) take all action necessary to release its security interest in that portion of the Security Agreement Collateral owned by such Pledgor, and shall release such Pledgor from its obligations hereunder (other than obligations intended to survive the termination hereof), in each case subject to and in accordance with Section 7.09 of the Credit Agreement.

                            [Signature Pages Follow]

                IN WITNESS WHEREOF, the Pledgors and Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                HERBALIFE INTERNATIONAL, INC., a
                                Nevada corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                WH HOLDINGS (CAYMAN ISLANDS) LTD.,
                                a Cayman Islands corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                WH INTERMEDIATE HOLDINGS LTD., a
                                Cayman Islands corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                WH LUXEMBOURG CM S.a.R.L., a
                                Luxembourg corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                WH LUXEMBOURG HOLDINGS S.a.R.L.,
                                a Luxembourg corporation, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                WH LUXEMBOURG INTERMEDIATE HOLDINGS S.a.R.L., a Luxembourg corporation, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNATIONAL OF
                                AMERICA, INC., a California corporation, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNATIONAL OF EUROPE,
                                INC., a California corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNATIONAL
                                COMMUNICATIONS, INC., a California
                                corporation, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNATIONAL
                                DISTRIBUTION, INC., a California corporation, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE TAIWAN, INC., a California
                                corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNATIONAL
                                (THAILAND), LTD., a California corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE CHINA LLC, a Delaware limited
                                liability company, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNATIONAL DO BRASIL
                                LTDA., a corporation dually incorporated in Brazil and Delaware, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                             HERBALIFE INTERNATIONAL OF ISRAEL
                             (1990) LTD., an Israeli corporation, as a Pledgor


                             By: /s/
                                 -----------------------------------------
                                 Name:
                                 Title:



                                                              Security Agreement

                                HERBALIFE OF JAPAN K.K., a corporation
                                dually incorporated in Japan and Delaware, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNATIONAL FINLAND
                                OY, a Finnish corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE INTERNACIONAL DE
                                MEXICO, S.A. DE C.V., a Mexican corporation, as a Pledgor

                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE PRODUCTS DE MEXICO, S.A.
                                DE C.V., a Mexican corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE SWEDEN AKTIEBOLAG, a
                                Swedish corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE EUROPE LIMITED, a United
                                Kingdom corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                HERBALIFE (UK) LIMITED, a United
                                Kingdom corporation, as a Pledgor


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                UBS AG, STAMFORD BRANCH, as Collateral
                                Agent


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:


                                By: /s/
                                    -----------------------------------------
                                    Name:
                                    Title:



                                                              Security Agreement

                                                                       EXHIBIT A

                                    [Form of]
                              ISSUER ACKNOWLEDGMENT

               The undersigned hereby (a) acknowledges receipt of a copy of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of July 31, 2002, among Herbalife International, Inc., a Nevada corporation ("BORROWER"), the Guarantors (defined therein), and UBS AG, Stamford Branch, as collateral agent (in such capacity and together with any successors in such capacity, "COLLATERAL AGENT"); (b) agrees promptly to note on its books the security interests granted to Collateral Agent and confirmed under the Security Agreement; (c) agrees that it will comply with Collateral Agent's instructions with respect to the applicable Securities Collateral without further consent by the applicable Pledgor; (d) agrees to notify Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of Collateral Agent therein; and (e) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of Collateral Agent or its nominee or the exercise of voting rights by Collateral Agent or its nominee.

                                [NAME OF ISSUER]

                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:




                                      A-1